Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

April 27, 2020

Alvogen Malta (Out-Licensing) Ltd.

Malta Life Sciences Park,

Sir Temi Zammit Buildings, Level 4,

Building 1, San Gwann Industrial Estate,

SGN 3000, Malta

Attention: Legal

VIA EMAIL

Re:  Development and License Agreement dated February 25, 2019 (as previously amended, the “ROW Agreement”) between Pfenex Inc. (“Pfenex”) and Alvogen Malta (Out-Licensing) Ltd. (“Alvogen”)

Dear Edin,

This letter, pursuant to Section 12.11 of the ROW Agreement, confirms Pfenex’s agreement to waive Alvogen’s obligation to pay Pfenex its share of the Sublicense Consideration pursuant to Section 4.1(a) of the ROW Agreement with respect to the first $[***] Sublicense Consideration received from [***] or any of its Affiliates ([***] and its Affiliates jointly referred to as [***]) , if Alvogen enters into an arrangement pursuant to which it grants to [***] a sublicense under the Product License in the Territory (“[***] Agreement”). The first $[***] Sublicense Consideration received by Alvogen from [***] regarding the [***] Agreement shall be referred to as the “Waived Sublicense Consideration”. For the sake of clarity, Alvogen shall retain the Waived Sublicense Consideration completely and Pfenex shall not receive any part of the Waived Sublicense Consideration.

For clarity, Alvogen shall nonetheless report any Sublicense Consideration received from [***] including the Waived Sublicense Consideration in accordance with Section 4.2 of the ROW Agreement, but calculation and payment of Pfenex’s share of the Sublicense Consideration from the [***] Agreement shall exclude the Waived Sublicense Consideration which Waived Sublicense Consideration shall be kept completely by Alvogen. This waiver shall be irrevocable and shall take effect from the date of this letter. Capitalized terms in this letter not otherwise defined herein shall have the meaning given thereto in the ROW Agreement. Except as otherwise set forth in this letter, the ROW Agreement remains in effect.

Best regards,

Pfenex Inc.

/s/ Eef Schimmelpennink	Acknowledged and Agreed /s/ Mark De Cesare
Eef Schimmelpennink	Mark De Cesare
Chief Executive Officer	Director
Pfenex Inc.	Alvogen Malta (Out-Licensing) Ltd.

Copy only by email:

David C. Lee

Ian Edvalson